VIA EDGAR


February 26, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

    	Re:   	Kemper Investors Life Insurance Company ("KILICO") and
          		KILICO Variable Separate Account ("Variable Separate Account")
          		(File No. 811-5025)

Commissioners:

    	Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent annual report of the Variable Separate Account referenced above. The annual report consists of cover letters from KILICO for the Power V variable life insurance product offered through the Variable Separate Account plus the most recent individual annual reports of the mutual fund subaccount options available through the Variable Separate Account. Because the most recent annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the individual annual reports of the underlying funds set forth below.

	    The Variable Separate Account includes the underlying fund options as follows:

    	Investors Fund Series  (File No. 811-5002)
    	American Skandia Trust  (File No. 811-5186)
    	Fidelity Variable Insurance Products Fund (File No. 811-03329) Fidelity Variable Insurance Products Fund II (File No. 811-05511) Fidelity Variable Insurance Products Fund III (File No. 811-07205) Scudder Variable Life Investment Fund (File No. 811-4257)

    	Please call the undersigned at 847-969-3507 if you have any questions or comments.


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Securities and Exchange Commission
February 26, 1999
Page 2



Yours truly,

/s/ Frank J. Julian

Frank J. Julian
Vice President, Associate General
 Counsel and Assistant Secretary

FJJ/sw

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[ZURICH KEMPER LIFE LETTERHEAD]




February 26, 1999


Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1998 Annual Reports for the funds underlying your investment choices in the Kemper Power V variable life insurance policy.

The Kemper Power V is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is part of the Zurich Group, one of the world's largest and most respected financial service organizations. If you have any questions on this product or others in the Zurich family, please contact your financial representative or our Client Services Team at 1-888-962-8854. Or, check out our website at www.zurichkemper.com.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc. Kemper Power V is underwritten by Kemper Investors Life Insurance Company.